Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Fortress Credit Realty Income Trust (the “Company”) on Form 10-Q for the period ended March 31, 2025 as filed with the Securities and Exchange Commission (the “SEC”) on the date hereof (the “Report”), I, Timothy Sloan, Co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes Oxley Act of 2002 (the “Act”), that, to my knowledge:

1.
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 13, 2025

/s/ Timothy Sloan_____________________ Name: Timothy Sloan Title: Co-Chief Executive Officer (Co-Principal Executive Officer)

A signed original of this written statement required by Section 906 of the Act has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.